INCOME
OPPORTUNITIES
FUND 1999, INC.



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
December 31, 1997



This report, including the financial information herein, is transmitted to the shareholders of Income Opportunities Fund 1999, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance.

The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatil-ity of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.



Income Opportunities
Fund 1999, Inc.
Box 9011
Princeton, NJ
08543-9011                                         #16390 -- 12/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



INCOME OPPORTUNITIES FUND 1999, INC.

The Benefits and Risks of Leveraging

Income Opportunities Fund 1999, Inc. is authorized to borrow funds and utilize leverage in amounts not exceeding 331/3% of its total assets (including the amount borrowed). The Fund's ability to leverage creates an opportunity for increased net income, but, at the same time, creates special risks. The Fund will only borrow or use leverage when the Investment Adviser believes that it will benefit the Fund.
To the extent that the income derived from securities purchased with borrowed funds exceeds the cost of borrowing, the Fund's net income will be greater than if borrowing had not been used.

Conversely, if the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders. In this case, the Fund may nevertheless maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage.



             Income Opportunities Fund 1999, Inc., December 31, 1997

DEAR SHAREHOLDER

For the year ended December 31, 1997, Income Opportunities Fund 1999, Inc. earned $0.570 per share income dividends, which included earned and unpaid dividends of $0.052 per share. This represents a net annualized yield of 5.77%, based on a month-end net asset value of $9.89 per share. Over the same period, the Fund's total investment return was +8.45%, based on a change in per share net asset value from $9.69 to $9.89, and assuming reinvestment of $0.560 per share income dividends.

Investment Activities
We have continued to maintain the portfolio structure of the Fund with its termination date in mind. As such, our investment focus is toward a limited exposure to securities maturing beyond December 1999. The leveraged portion of the Fund is conservatively managed according to a strategy of keeping the average life of the assets close to the average life of the liabilities. In doing this, we limit our exposure in the event that there might be a sudden increase in interest rates. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

At this time, the Fund is also well insulated from any negative impact of prepayments. Over the past several years, we have shifted the Fund's investments into securities that we believed offered more stable and predictable cash flow because of prepayment protection through yield maintenance or other prepayment penalties. The credit quality of the portfolio remained high, while the Fund's exposure to derivative securities continued to be relatively low.

During 1997, interest rates declined significantly at the intermediate and long end of the yield curve.

The five-year Treasury note yield was lower by 50 basis points (0.50%), and the ten-year Treasury note yield was down by almost 70 basis points. Because there was a yield curve flattening, short-term interest rates (where the portfolio is structured) did not participate to the same extent, thereby limiting the Fund's net asset value appreciation. At the very short part of the yield curve, where we borrow money for the leveraged portion of the portfolio, interest rates were higher. For example, the one-month London Interbank Offered Rate was 5.50% at the beginning of 1997 and finished the year at 5.72%. High short-term interest rates limit the Fund's yield not only because borrowing costs are high but also because the coupons on our inverse floater positions remain low.

Going forward into 1998, there is much uncertainty about the direction of interest rates. According to recently released economic data, the US economy remains remarkably strong with the gross domestic product
(GDP) growth at 3.1%. Consumer spending rose 5.8% in the third quarter of 1997, the fastest pace seen in five years. Job growth was up, and the unemployment rate was at 4.6%, a new 24-year low. These statistics would typically suggest that the Federal Reserve Board might be contemplating an increase in short-term interest rates as a preemptive strike against inflation. However, offsetting events have effectively kept monetary policy on hold. First, inflation has been contained for some time. Both the Producer Price Index and the Consumer Price Index are at, or near, 30-year lows. Furthermore, the devaluation of several Asian currencies is expected to allow for lower cost imports, which in turn should limit domestic price increases. Finally, the combination of low inflation coupled with high short-term interest rates indicates that real (adjusted for inflation) interest rates are high and are already restrictive. The yield spread between 3-month Treasury bills and 30-year Treasury bonds ended the year at 0.58%. The last time the curve was this narrow, GDP growth slowed to around 2% in the following year.

We believe that a slowing economy and lower short-term interest rates would be very beneficial for the Fund both from a yield perspective and for net asset value appreciation. However, even in the current environment, we believe that the Fund is well positioned to maintain its yield moving into the first half of 1998.

In Conclusion
We thank you for your continued investment in Income Opportunities Fund 1999, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/GREGORY MARK MAUNZ
Gregory Mark Maunz
Senior Vice President and
Portfolio Manager

February 2, 1998





Proxy Results

During the six-month period ended December 31, 1997, Income Opportunities Fund 1999, Inc. stockholders voted on the following proposals. The proposals were approved at the annual stockholders' meeting on October 9, 1997. The description of each proposal and number of shares voted are as follows:

                                                                      Shares Voted          Shares Withheld
                                                                           For                From Voting

1. To elect the Fund's Board of Directors:     Joe Grills               41,119,402              992,204
                                               Walter Mintz             41,112,125              999,481
                                               Robert S. Salomon, Jr.   41,119,018              992,588
                                               Melvin R. Seiden         41,106,001            1,005,605
                                               Stephen B. Swensrud      41,120,907              990,699
                                               Arthur Zeikel            41,090,615            1,020,991


                                                                      Shares Voted       Shares Voted       Shares Voted
                                                                           For              Against            Abstain

2. To ratify the selection of Ernst & Young LLP as the Fund's
   independent  auditors.                                               40,988,435          314,811            808,360






                                                                        Income Opportunities Fund 1999, Inc., December 31, 1997
SCHEDULE OF INVESTMENTS

                        S&P      Moody's       Face                                                             Value     Percent of
                       Rating    Rating       Amount             Issue                            Cost        (Note 1a)   Net Assets

Adjustable Rate+        NR++++    AA++      $10,000,000     Homart Pooled Asset Finance
Mortgage-Backed                                             Trust Corporation, CMO***
Obligations* --                                             93-A2, 6.80% due 12/29/2001++++++  $10,000,000   $10,031,250     2.4%
London Interbank        AA        Aa2        26,000,000     Saxon Mortgage Securities
Offered Rate                                                Corporation, REMIC** 92-2-B,
Indexed Obligations                                         7.939% due 10/25/2022               26,054,621    26,159,640     6.1
                        AA+       Aaa         3,322,203     Sears Mortgage Securities
                                                            Corporation, REMIC** 92-18B-A2,
                                                            7.638% due 9/25/2022                 3,392,738     3,428,617     0.8
                                                                                             ------------- -------------  ------
                                                            Total Investments in Adjustable
                                                            Rate Mortgage Backed Obligations
                                                            -- London Interbank Offered Rate
                                                            Indexed Obligations                 39,447,359    39,619,507     9.3

Fixed Rate              AAA+++    Aaa        18,690,100     American Southwest Financial
Mortgage-Backed                                             Securities Corp., 95-C1-A1A,
Obligations*                                                7.30% due 10/17/2001                19,068,005    19,180,716     4.5
                        AA        AA++        6,500,000     Blackrock Capital Finance, L.P.,
                                                            CMO*** 96-C2-B, 7.688% due
                                                            11/15/2026++++++                     6,558,256     6,581,250     1.5
                        AAA       AAA++       1,700,697     CMC Securities Corporation,
                                                            REMIC** 93-B2, 11% due 4/25/2023
                                                            (a)                                  1,700,697     1,730,991     0.4
                        AAA       Aaa         1,600,000     California Infrastructure and
                                                            Economic Development Bank Purpose
                                                            Trust (Southern California Edison
                                                            Company), 97-1-A2, 6.14% due
                                                            3/25/2000                            1,599,944     1,603,500     0.4
                        A         A3         10,893,000     Chrysler Financial Corp., 6.25%
                                                            due 3/06/2000                       10,852,260    10,794,282     2.5
                                                            Federal Home Loan Mortgage
                                                            Corporation, Pool:
                        NR++++    NR++++      1,046,608     #G50191, 5% due 6/01/1999            1,028,946     1,037,450     0.2
                        NR++++    NR++++        213,278     #G50200, 5% due 6/01/1999              209,679       210,128     0.1
                        NR++++    NR++++        276,831     #L73244, 5.50% due 8/01/2000           272,246       273,246     0.1
                        NR++++    NR++++     14,345,268     #W00058, 6.925% due 6/01/2001 (1)   14,494,636    14,206,298     3.3
                                                            Federal Home Loan Mortgage
                                                            Corporation, REMIC**:
                        NR++++    NR++++      2,111,451     1341-G, 7% due 12/15/2003 (a)        2,118,344     2,117,384     0.5
                        NR++++    NR++++      5,642,600     1784-PD, 7% due 9/15/2014 (1)(b)     5,635,547     5,695,499     1.3
                        NR++++    NR++++     10,318,000     1923-PC, 6.25% due 12/15/2014 (1)
                                                            (b)                                 10,251,900    10,298,602     2.4
                        NR++++    NR++++      1,500,000     G-13-PG, 6% due 7/25/2016 (1)(a)     1,477,969     1,492,020     0.4
                        NR++++    NR++++      5,500,000     G-29-P, 7% due 2/25/2018 (1)         5,568,545     5,563,580     1.3
                        NR++++    NR++++      5,000,000     1751-PE, 7.625% due 7/15/2019        5,102,240     5,129,650     1.2
                        NR++++    NR++++      9,000,000     1747-E, 7.25% due 11/15/2019 (1)     9,140,683     9,191,250     2.2
                                                            Federal National Mortgage
                                                            Association, Pool:
                        NR++++    NR++++     15,000,000     #160159, 7.516% due 7/01/1999 (1)   15,011,179    15,285,937     3.6
                        NR++++    NR++++      1,456,059     #50671, 6% due 12/01/1999            1,441,725     1,449,754     0.3
                        NR++++    NR++++     29,072,620     #80306, 8% due 3/01/2000 (1)        29,506,492    29,385,151     6.9
                        NR++++    NR++++        246,015     #209622, 5.50% due 4/01/2000           240,710       242,777     0.1
                        NR++++    NR++++      3,075,115     #50759, 6% due 7/01/2000 (1)         3,044,845     3,055,096     0.7
                        NR++++    NR++++      2,230,794     #124909, 6% due 7/01/2000            2,208,835     2,216,272     0.5
                        NR++++    NR++++      1,635,838     #50780, 6% due 8/01/2000             1,619,735     1,625,188     0.4
                        NR++++    NR++++      4,172,201     #160238, 8.18% due 4/01/2001 (1)     4,249,576     4,326,051     1.0
                        NR++++    NR++++      5,437,442     #160239, 8.305% due 4/01/2001 (1)    5,557,636     5,658,338     1.3
                        NR++++    NR++++     10,493,824     #160240, 8.43% due 4/01/2001 (1)    10,906,989    10,926,695     2.6
                        NR++++    NR++++      9,784,811     #73041, 7.50% due 9/01/2001 (1)      9,930,715    10,084,471     2.4
                        NR++++    NR++++      7,360,000     #73643, 6.88% due 9/01/2001 (1)      7,291,000     7,433,600     1.8
                        NR++++    NR++++      9,097,770     #73063, 8.20% due 1/01/2002 (1)      9,016,743     9,453,156     2.2
                                                            Federal National Mortgage
                                                            Association, REMIC**:
                        NR++++    NR++++      8,899,697     94-M2-A, 6.625% due 2/25/2001        8,774,545     8,939,746     2.1
                        NR++++    NR++++     16,600,000     97-67-PC, 6.25% due 3/18/2005 (1)   16,594,164    16,576,926     3.9
                        NR++++    NR++++     10,000,000     92-44-G, 7.25% due 10/25/2005 (1)
                                                            (b)                                 10,102,210    10,096,875     2.4
                        NR++++    NR++++     18,200,000     94-M3-B, 7.71% due 4/25/2006 (1)
                                                            (b)                                 18,682,289    18,814,250     4.4
                        NR++++    NR++++      5,588,082     94-M5-A, 8.40% due 2/25/2009 (1)     5,703,711     5,839,545     1.4
                        NR++++    NR++++      6,223,000     G93-16-E, 5% due 11/25/2015 (1)(a)   5,713,449     6,135,442     1.4
                        NR++++    NR++++      4,888,294     G93-20-PE, 5.90% due 5/25/2016 (1)
                                                            (a)                                  4,802,749     4,865,368     1.1
                        NR++++    NR++++     11,414,064     G93-19-E, 5% due 3/25/2017 (1)(a)   11,124,254    11,264,197     2.7
                        NR++++    NR++++      2,695,851     92-122-PG, 7.50% due 9/25/2017 (a)   2,706,485     2,701,728     0.6
                        NR++++    NR++++      5,000,000     97-7-PK, 6.50% due 10/18/2017 (b)    5,004,653     5,027,450     1.2
                        AAA       AAA++      11,138,000     GE Capital Mortgage Services, Inc.,
                                                            REMIC** 95-9-A3, 6.375% due
                                                            11/25/2025 (b)                      11,037,062    11,113,641     2.6
                                                            Kidder Peabody Acceptance
                                                            Corporation, REMIC**:
                        AA        AA+++       4,000,000     94-C1-B, 6.85% due 2/01/2006         4,043,699     4,041,252     1.0
                        NR++      A+++        8,000,000     94-C1-C, 7% due 2/01/2006            8,092,049     8,117,500     1.9
                        AAA       Aaa        31,269,585     PNC Mortgage Securities Corp.,
                                                            CMO*** 97-6-A1, 6.49% due
                                                            10/25/2026                          31,265,676    31,337,987     7.4
                                                            Prudential Home Mortgage
                                                            Securities Company, Inc.,
                                                            REMIC**:
                        AAA++     Aaa         8,753,353     92-36-A8, 6.50% due 11/25/1999       8,613,846     8,739,610     2.1
                        AAA++     Aaa        16,800,000     93-40-A3, 6.50% due 10/25/2023 (b)  16,485,000    16,826,712     4.0
                                                            Resolution Trust Corporation,
                                                            REMIC**:
                        A++++     A2          4,387,057     92-C7-B, 7.15% due 6/25/2023 (a)     4,427,400     4,406,250     1.0
                        AA-+++    A2         23,485,720     92-C6-B, 7.70% due 7/25/2024 (a)    23,674,483    23,610,488     5.6
                        AA        AA++++      5,000,082     93-C2-B, 7.75% due 3/25/2025 (b)     5,048,926     5,006,332     1.2
                        AA++      Aa2        30,350,000     Town & Country Funding Corporation,
                                                            CMO***, 5.85% due 8/15/1998         30,144,266    30,359,484     7.1
                        AAA       AAA+++     43,135,000     Vornado Finance Corp., CMO***,
                                                            6.36% due 12/01/2000++++++          39,205,138    43,135,000    10.2
                                                                                             ------------- -------------  ------
                                                            Total Investments in Fixed Rate
                                                            Mortgage-Backed Obligations        466,352,131   473,204,115   111.4
                                                                                             ============= =============  ======

Derivative              AAA+++    Aaa        51,086,274     American Southwest Financial
Mortgage-Backed                                             Securities Corp., REMIC**
Obligations* --                                             95-C1-S1A, 2.572% due 10/17/2001     3,235,911     3,288,679     0.8
Interest Only (3)       AAA       Aaa        21,219,189     CMC Securities Corporation II,
                                                            REMIC** 93-2I-A3, 0.50% due
                                                            9/25/2023                              283,218        70,023     0.0
                                                            DLJ Mortgage Acceptance
                                                            Corporation, REMIC**:
                        AAA       Aaa        59,795,080     92-9-A1, 0.615% due 11/25/2022         922,410       597,951     0.1
                        AAA       Aaa        19,828,682     93-20-1S, 0.752% due 11/25/2023        486,970       247,858     0.1
                                                            Federal Home Loan Mortgage
                                                            Corporation, REMIC**:
                        NR++++    NR++++      2,792,522     G-24-IA, 6.50% due 8/25/2013            96,388       104,720     0.0
                        NR++++    NR++++     22,563,136     1547-SC, 4.627% due 3/15/2017        1,495,782       800,286     0.2
                        NR++++    NR++++      4,419,316     1523-PH, 6.50% due 2/15/2018           397,481       428,939     0.1
                        NR++++    NR++++      7,881,636     143-B, 8% due 10/01/2022             2,885,812     1,817,663     0.4
                        NR++++    NR++++      4,338,217     1397-IO, 8% due 10/15/2022           1,666,022     1,004,558     0.2

Derivative                                                  Federal National Mortgage
Mortgage-Backed                                             Association, REMIC**:
Obligations* --         NR++++    NR++++         34,131     92-196-L, 1,187.60% due 8/25/2006      742,280       661,668     0.2
Interest Only (3)       NR++++    NR++++      6,332,169     G92-5-H, 9% due 1/25/2022            2,488,672     1,656,242     0.4
(concluded)             NR++++    NR++++      2,055,808     92-15-W, 8% due 2/25/2022              897,462       471,541     0.1
                        NR++++    NR++++      6,491,464     120-2, 8% due 3/25/2022              3,610,245     1,488,947     0.4
                        AAA       AAA++      36,525,797     Fund America Investors Corporation
                                                            II, REMIC** 93-J-S10, 0.25% due
                                                            11/25/2023                             305,045       131,858     0.0
                        AAA+++    Aaa        25,304,694     Mortgage Capital Fund Inc., REMIC**
                                                            94-MCI-I1, 1.044% due 6/25/2019        467,017       328,961     0.1
                                                                                             ------------- -------------  ------
                                                                                                19,980,715    13,099,894     3.1

Derivative                                                  Federal Home Loan Mortgage
Mortgage-Backed                                             Corporation, REMIC**:
Obligations* --         NR++++    NR++++     11,244,405     1453-S, 6.71% due 1/15/2000         10,285,117    11,325,140     2.6
Inverse                 NR++++    NR++++      3,101,660     1516-SC, 4.46% due 6/15/2000         2,334,968     2,954,331     0.7
Floaters (4)            NR++++    NR++++      5,618,048     1516-S, 4.833% due 6/15/2000         5,194,939     5,393,326     1.3
                        NR++++    NR++++      1,605,504     1521-S, 4.725% due 7/15/2000         1,465,023     1,519,208     0.3
                        NR++++    NR++++      5,680,840     1743-S, 5.40% due 8/15/2001          4,750,603     5,460,708     1.3
                        NR++++    NR++++      8,326,584     1765-A-S, 6.629% due 1/15/2002       6,900,657     8,290,156     1.9
                                                            Federal National Mortgage
                                                            Association, REMIC**:
                        NR++++    NR++++      5,003,830     93-81-S, 1.796% due 6/25/2000        3,366,640     4,641,053     1.1
                        NR++++    NR++++     10,000,000     93-123-S, 7.739% due 7/25/2000      10,653,410    10,075,000     2.4
                        NR++++    NR++++     10,000,000     X-169-B, 3.698% due 9/25/2000        7,650,000     9,250,000     2.2
                                                            Prudential Home Mortgage
                                                            Securities Company, Inc.,
                                                            REMIC**:
                        AAA++     Aaa         3,195,363     93-59-A6, 2.605% due 12/25/2000      2,505,364     2,905,895     0.7
                        AAA++     Aaa         5,009,243     93-59-A8, 3.078% due 12/25/2000      4,007,395     4,583,408     1.1
                                                                                             ------------- -------------  ------
                                                                                                59,114,116    66,398,225    15.6

Derivative                                                  Government National Mortgage
Mortgage-Backed                                             Association, REMIC**:
Obligations* --         NR++++    NR++++      3,492,525     94-5-PA, 8.023% due 6/16/2012
Principal Only (5)                                          (2)(a)                               3,326,029     3,336,444     0.8
                        NR++++    NR++++      8,552,000     97-16-PB, 7% due 7/20/2019           8,679,547     8,717,695     2.0
                                                                                             ------------- -------------  ------
                                                                                                12,005,576    12,054,139     2.8
                                                            Total Investments in Derivative
                                                            Mortgage-Backed Obligations         91,100,407    91,552,258    21.5
                                                                                             ============= =============  ======

                                                            Total Investments in
                                                            Mortgage-Backed Obligations        596,899,897   604,375,880   142.2
                                                                                             ============= =============  ======

US Government           NR++++    NR++++     27,000,000     United States Treasury Notes,
Obligations                                                 5.50% due 4/15/2000 (1)             26,379,716    26,890,380     6.3
                                                                                             ------------- -------------  ------
                                                            Total Investments in US
                                                            Government Obligations              26,379,716    26,890,380     6.3
                                                                                             ============= =============  ======

Short-Term              Repurchase            1,474,000     Nikko Securities International,
Securities              Agreements+++++                     Inc., purchased on 12/31/1997 to
                                                            yield 6.75% to 1/02/1998             1,474,000     1,474,000     0.4
                                                                                             ------------- -------------  ------
                                                            Total Investments in Short-Term
                                                            Securities                           1,474,000     1,474,000     0.4
                                                                                             ============= =============  ======

                                                            Total Investments                 $624,753,613   632,740,260   148.9
                                                                                             =============

                                                            Liabilities in Excess of Other
                                                            Assets                                          (207,788,787)  (48.9)
                                                                                                           -------------  ------

                                                            Net Assets                                      $424,951,473   100.0%
                                                                                                           =============  ======

       Average life estimates are made using realistic prepayment assumptions.
       Actual maturities could differ from those estimates. Corresponding average life estimates for bonds are as follows:
   (a) 1 - 2 years.
   (b) 2 - 4 years.
     * Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
    ** Real Estate Mortgage Investment Conduits (REMICs) are identified by the year created, series issued, and the particular tranche.
   *** Collateralized Mortgage Obligation (CMO).
     + Adjustable Rate Mortgage-Backed Obligations have coupon rates which reset periodically to reflect changes in a referenced interest rate.
    ++ Rating of issue is by Fitch Investors Service.
   +++ Rating of issue is by Duff & Phelps.
   (1) Security represents collateral in connection with a Reverse Repurchase
       Agreement (Note 5).
   (2) The interest rates shown represent the approximate yield to maturity.
   (3) Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
   (4) Instruments with variable or floating interest rates that move in the opposite direction of  short-term interest rates.
   (5) Represents the principal only portion of a mortgage-backed obligation.
       Stripped securities are traded on a discount basis and amortized to maturity.
  ++++ Not Rated.
 +++++ Repurchase Agreements are fully collateralized by US Government &
       Agency Obligations.
++++++ The security may be offered and sold to "qualified institutional buyers"
       under Rule 144A of the Securities Act of 1933.
       Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.






STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                      As of December 31, 1997

Assets:               Investments, at value (identified cost -- $624,753,613) (Note 1a)                      $632,740,260
                      Cash                                                                                            937
                      Interest receivable                                                                       5,115,778
                      Prepaid expenses and other assets                                                            10,220
                                                                                                            -------------
                      Total assets                                                                            637,867,195
                                                                                                            -------------

Liabilities:          Payables:
                      Reverse repurchase agreements (Note 5)                             $207,718,000
                      Interest expense (Note 5)                                             2,656,435
                      Dividends to shareholders (Note 1g)                                   2,213,752
                      Investment adviser (Note 2)                                             149,412         212,737,599
                                                                                        -------------
                      Accrued expenses and other liabilities                                                      178,123
                                                                                                            -------------
                      Total liabilities                                                                       212,915,722
                                                                                                            -------------

Net Assets:           Net assets                                                                             $424,951,473
                                                                                                            =============

Capital:              Capital stock, $0.10 par value, 200,000,000 shares authorized                            $4,297,463
                      Paid-in capital in excess of par                                                        418,392,442
                      Undistributed investment income -- net                                                   14,142,933
                      Accumulated realized capital losses on investments -- net (Note 6)                      (19,868,012)
                      Unrealized appreciation on investments -- net                                             7,986,647
                                                                                                            -------------
                      Net assets -- Equivalent to $9.89 per share based on 42,974,627
                      shares outstanding (market price -- $9.5625)                                           $424,951,473
                                                                                                            =============

                      See Notes to Financial Statements.






STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1997

Investment Income     Interest and amortization of premium and discount earned                                $39,867,179
(Note 1e):            Other                                                                                       436,497
                                                                                                            -------------
                      Total income                                                                             40,303,676
                                                                                                            -------------

Expenses:             Interest expense (Note 5)                                            $11,271,698
                      Investment advisory fees (Note 2)                                      2,217,482
                      Accounting services (Note 2)                                             119,645
                      Professional fees                                                         88,855
                      Transfer agent fees                                                       65,384
                      Directors' fees and expenses                                              40,259
                      Printing and shareholder reports                                          35,723
                      Custodian fees                                                            30,918
                      Amortization of organization expenses (Note 1f)                            8,627
                      Pricing fees                                                               4,836
                      Other                                                                     50,795
                                                                                         -------------
                      Total expenses                                                                           13,934,222
                                                                                                            -------------
                      Investment income -- net                                                                 26,369,454
                                                                                                            -------------

Realized &            Realized gain on investments -- net                                                       2,800,039
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                   3,126,168
Investments -- Net                                                                                          -------------
(Notes 1c, 1e & 3):   Net Increase in Net Assets Resulting from Operations                                    $32,295,661
                                                                                                            =============

                      See Notes to Financial Statements






STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               For the Year Ended December 31,
                       Increase (Decrease) in Net Assets:                                           1997             1996

Operations:            Investment income -- net                                                  $26,369,454      $28,085,289
                       Realized gain on investments -- net                                         2,800,039        2,406,527
                       Change in unrealized appreciation on investments -- net                     3,126,168       (3,275,184)
                                                                                               -------------    -------------
                       Net increase in net assets resulting from operations                       32,295,661       27,216,632
                                                                                               -------------    -------------

Dividends to           Investment income -- net                                                  (24,517,484)     (23,177,460)
Shareholders                                                                                   -------------    -------------
(Note 1g):             Net decrease in net assets resulting from dividends to shareholders       (24,517,484)     (23,177,460)
                                                                                               -------------    -------------
Capital Stock
Transactions           Net decrease in net assets derived from capital stock transactions         (8,268,027)     (49,280,594)
(Note 4):                                                                                      -------------    -------------

Net Assets:            Total decrease in net assets                                                 (489,850)    (45,241 ,422)
                       Beginning of year                                                         425,441,323      470,682,745
                                                                                               -------------    -------------
                       End of year*                                                             $424,951,473     $425,441,323
                                                                                               =============    =============

                     * Undistributed investment income -- net                                    $14,142,933      $12,290,963
                                                                                               =============    =============

                       See Notes to Financial Statements.






STATEMENT OF CASH FLOWS

                       For the Year Ended December 31, 1997

Cash Provided by      Net increase in net assets resulting from operations                                        $32,295,661
Operating Activities: Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                      Increase in receivables                                                                        (307,247)
                      Decrease in other assets                                                                          4,195
                      Decrease in other liabilities                                                                (2,584,769)
                      Realized and unrealized gain on investments -- net                                           (5,926,207)
                      Amortization of premium and discount -- net                                                   5,282,251
                                                                                                                -------------
                      Net cash provided by operating activities                                                    28,763,884
                                                                                                                -------------

Cash Provided by      Proceeds from principal payments and sales of long-term securities                          416,361,864
Investing             Purchases of long-term securities                                                          (413,038,587)
Activities:           Purchases of short-term investments                                                        (412,010,000)
                      Proceeds from sales and maturities of short-term investments                                413,597,000
                                                                                                                -------------
                      Net cash provided by investing activities                                                     4,910,277
                                                                                                                -------------

Cash Used for         Cash receipts from borrowings                                                               177,273,920
Financing             Cash payments on borrowings                                                                (178,056,425)
Activities:           Cash payments on capital shares repurchased                                                  (8,948,587)
                      Dividends paid to shareholders                                                              (24,138,500)
                                                                                                                -------------
                      Net cash used for financing activities                                                      (33,869,592)
                                                                                                                -------------

Cash:                 Net decrease in cash                                                                           (195,431)
                      Cash at beginning of year                                                                       196,368
                                                                                                                -------------
                      Cash at end of year                                                                                $937
                                                                                                                -------------

Cash Flow             Cash paid for interest                                                                      $12,994,317
Information:                                                                                                    =============

                      See Notes to Financial Statements.






FINANCIAL HIGHLIGHTS


                     The following per share data and ratios have
                     been derived from information provided in
                     the financial statements.                                      For the Year Ended December 31,
                                                                      1997+         1996+        1995        1994        1993
                     Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of year              $9.69         $9.50        $8.22       $9.32       $9.37
Operating                                                        ---------     ---------    ---------   ---------   ---------
Performance:         Investment income -- net                          .61           .60          .55         .60         .65
                     Realized and unrealized gain (loss) on
                     investments -- net                                .16           .09         1.23       (1.11)       (.01)
                                                                 ---------     ---------    ---------   ---------   ---------
                     Total from investment operations                  .77           .69         1.78        (.51)        .64
                                                                 ---------     ---------    ---------   ---------   ---------
                     Less dividends and distributions:
                     Investment income -- net                         (.57)         (.50)        (.50)       (.59)       (.59)
                     Realized gain on investments -- net                --            --           --          --        (.08)
                     In excess of realized gain on investments
                     -- net                                             --            --           --          --        (.02)
                                                                 ---------     ---------    ---------   ---------   ---------
                     Total dividends and distributions                (.57)         (.50)        (.50)       (.59)       (.69)
                                                                 ---------     ---------    ---------   ---------   ---------
                     Net asset value, end of year                    $9.89         $9.69        $9.50       $8.22       $9.32
                                                                 =========     =========    =========   =========   =========
                     Market price per share, end of year           $9.5625         $9.00        $8.25      $7.375       $8.75
                                                                 =========     =========    =========   =========   =========

Total Investment     Based on market price per share                 12.90%        15.53%       19.00%      (9.18%)      1.77%
Return:*                                                         =========     =========    =========   =========   =========
                     Based on net asset value per share               8.45%         8.02%       22.94%      (4.97%)      7.02%
                                                                 =========     =========    =========   =========   =========

Ratios to Average    Expenses, excluding interest expense              .63%          .65%         .69%        .67%        .83%
Net Assets:                                                      =========     =========    =========   =========   =========
                     Expenses                                         3.30%         3.36%        3.70%       2.80%       2.30%
                                                                 =========     =========    =========   =========   =========
                     Investment income -- net                         6.24%         6.29%        5.98%       6.93%       6.86%
                                                                 =========     =========    =========   =========   =========

Supplemental         Net assets, end of year (in thousands)       $424,951      $425,441     $470,683    $439,767    $517,147
Data:                                                            =========     =========    =========   =========   =========
                     Portfolio turnover                              61.65%        60.96%       60.70%      94.71%     185.21%
                                                                 =========     =========    =========   =========   =========

Leverage:            Amount of borrowings outstanding, end of
                     year (in thousands)                          $207,718      $208,501     $228,654    $217,236    $255,088
                                                                 =========     =========    =========   =========   =========
                     Average amount of borrowings outstanding
                     during the year (in thousands)               $196,232      $206,923     $226,188    $239,251    $204,770
                                                                 =========     =========    =========   =========   =========
                     Average amount of borrowings per share
                     during the year                                 $4.57         $4.42        $4.39       $4.39       $3.69
                                                                 =========     =========    =========   =========   =========

                   * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                   + Based on average shares outstanding.

                     See Notes to Financial Statements.




              Income Opportunities Fund 1999, Inc., December 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Income Opportunities Fund 1999, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund is anticipated to terminate on or about December 31, 1999. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol IOF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Corporate debt securities, mortgage-backed securities, municipal securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers or by a pricing service, approved by the Fund's Board of Directors. Securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith by and under the direction of the Fund's Board of Directors. Any securities denominated in a currency other than US dollars will be translated into US dollars on the valuation date.

(b) Repurchase agreements -- The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

[bullet] Interest rate transactions -- The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(g) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of taxable net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to taxable net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distribution.

(h) Short sales -- When the Fund engages in a short-sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the market value of the securities in the segregated account.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of average weekly net assets from January 19, 1994 to September 1, 1997, and 0.40% of average weekly net assets from September 1, 1997 through termination of the Fund.

During the year ended December 31, 1997, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce,
Fenner & Smith Inc. ("MLPF&S"), $2,901 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $387,172,767 and $400,978,041, respectively.

Net realized and unrealized gains as of December 31, 1997 were as follows:

                                Realized          Unrealized
                                 Gains              Gains

Long-term investments          $2,696,124        $7,986,647
Short sales                       103,915                --
                             ------------      ------------
Total                          $2,800,039        $7,986,647
                             ============      ============

As of December 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $7,986,647, of which $16,169,535 related to appreciated securities and $8,182,888 related to depreciated securities. The aggregate cost of investments at December 31, 1997 for Federal income tax purposes was $624,753,613.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share.

During the years ended December 31, 1997 and December 31, 1996, the Fund repurchased 908,800 shares of capital stock at an average market price of $9.10 and 5,683,900 shares of capital stock at an average market price of $8.67, respectively, all of which have been retired.

5. Reverse Repurchase Agreements:
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish a segregated account with the custodian containing cash, cash equivalents or liquid high grade debt securities having a value at least equal to the repurchase price.

As of December 31, 1997, the Fund had entered into reverse repurchase agreements in the amount of $207,718,000. For the year ended December 31, 1997, the average amount outstanding was approximately
$196,232,000 and the daily weighted average interest rate was 5.74%.

6. Capital Loss Carryforward:
At December 31, 1997, the Fund had a net capital loss carryforward of approximately $19,784,000, of which $12,114,000 expires in 2002 and $7,670,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
Income Opportunities Fund 1999, Inc.

We have audited the accompanying statement of assets, liabilities and capital of Income Opportunities Fund 1999, Inc., including the schedule of investments, as of December 31, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Income Opportunities Fund 1999, Inc. at December 31, 1997, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                /S/Ernst & Young LLP
Princeton, New Jersey
February 2, 1998



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian and Transfer Agent
The Bank of New York
90 Washington Street
New York, NY 10286

NYSE Symbol
IOF